UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 10, 2006



                             Medis Technologies Ltd.
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-30391                   13-3669062
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                805 Third Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 935-8484


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     This Current Report on Form 8-K is being filed to incorporate by reference certain exhibits into our Registration Statement on Form S-3 (Registration No. 333-134806) in connection with our issuance of 1,500,000 shares of our common stock. For information about the common stock and the offering thereof, see the final prospectus supplement, dated November 9, 2006, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) on November 13, 2006.



Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.     Description
    -----------     -----------

       5.1          Opinion of Sonnenschein Nath & Rosenthal LLP
      23.1          Consent of  Sonnenschein  Nath & Rosenthal LLP (contained in their opinion included under Exhibit 5.1)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2006


                                     MEDIS TECHNOLOGIES LTD.



                                     By:  /s/ Howard Weingrow
                                         --------------------------------------
                                          Name: Howard Weingrow
                                          Title:  Deputy Chairman and
                                                    Chief Operating Officer